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                                                                Exhibit 10.28

 THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED,
      HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH
              SECTION 11 OF THE REPRESENTATIVE'S WARRANT AGREEMENT
                 (DEFINED BELOW) PURSUANT TO WHICH THEY ISSUED

               WARRANTS TO PURCHASE 104,702 SHARES OF COMMON STOCK

                              VOID AFTER 5:00 P.M.
                        CALIFORNIA TIME, ON MAY 23, 2000

                              DATAWORKS CORPORATION

                           INCORPORATED UNDER THE LAWS
                           OF THE STATE OF CALIFORNIA

        This certifies that, for value received, Cruttenden Roth Incorporated, the registered holder hereof, or assigns (the "Warrantholder"), is entitled to purchase from DATAWORKS CORPORATION (the "Company"), at any time during the period commencing at 12:00 p.m., California time, on September 29, 1997, and before 5:00 p.m., California time, on May 23, 2000, at the purchase price per share of $9.69 (the "Warrant Price"), the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of Shares issuable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Representative's Warrant Agreement referred to below.

        The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payments of such price shall be made at the option of the Warrantholder in cash or by check or through the use of the Conversion Right (as defined in Section 3(c) of the Representative's Warrant Agreement).

        The Warrants evidenced hereby represent the right to purchase an aggregate of up to 104,702 Shares and are issued under and in accordance with a Representative's Warrant Agreement, dated as of May 31, 1995 (the "Representative's Warrant Agreement"), between Interactive Group, Inc. and Cruttenden Roth Incorporated, and are subject to the terms and provisions contained in the Representative's Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents, and to which the Company is bound.

        Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholders a new Warrant Certificate in respect of the Shares of Common Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares of Common Stock as are evidenced by the Warrant or Warrants exchanged. No fractional Share of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Representative's Warrant Agreement.

        This Warrant Certificate does not entitled Warrantholder to any of the rights of a shareholder of the Company.

                                  DATAWORKS CORPORATION



                                  By: /s/ Stuart W. Clifton
                                     ------------------------------------------

                                  Title: President and Chief Executive Officer
                                     ------------------------------------------



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                              DATAWORKS CORPORATION

                                  PURCHASE FORM

DATAWORKS CORPORATION
5910 Pacific Center Boulevard
San Diego, California  92121

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant Certificate for, and to purchase thereunder, ________ shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:


                                  ---------------------------------------------
                                  (Please Print or Type Name, Address and Social Security Number)

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------




and, if said number of shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the attached Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated: ___________________

Name of Warrantholder or Assignee:___________________________________________
                                                 (Please Print)

Address:
          -----------------------------------------

          -----------------------------------------

Signature:
          -----------------------------------------

Note: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, unless the Warrants have been assigned.

Signature Guaranteed:__________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)


                                       2.


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                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrants)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          (Name and Address of Assignee Must be Printed or Typewritten)


                    -----------------------------------------

                    -----------------------------------------

                    -----------------------------------------


the attached Warrants hereby irrevocably constituting and appointing ________________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:  _______________________         _______________________________________
                                        Signature of Registered Holder

Note: The signature on this assignment must correspond with the name as it appears upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:___________________________________

(Signatures must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                       3.